Exhibit 10.56

CONFIDENTIAL

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LICENSE ASSIGNMENT AGREEMENT

This License Assignment Agreement is made and effective as of the Effective Date (as defined below), by and among Selten Pharma, Inc., a  Cayman Islands company, having a principal place of business at 751 Laurel St. # 520, San Carlos, CA 94070 (“SELTEN”) and VIVUS, Inc., a Delaware company, having a principal place of business at 900 E. Hamilton Ave., Suite 550, Campbell, California 95008 (“VIVUS”).

BACKGROUND

WHEREAS:

1.         SELTEN, by virtue of the Exclusive Agreement (as defined below), is the exclusive licensee of the Licensed Patents (as defined below) of The Board of Trustees of the Leland Stanford Junior University (the “UNIVERSITY”); and

2.         VIVUS desires to obtain from SELTEN,  and SELTEN desires to assign to VIVUS, all of SELTEN’s rights, interest, and obligations under such Exclusive Agreement.

NOW, THEREFORE, in consideration of the various promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

Article 1
Definitions

The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, will have the meaning set forth below or, if not listed below, the meaning designated where first used in this Agreement.

1.1.      “Affiliate” means, with respect to a specified Party, any corporation or other entity that directly or indirectly controls, is controlled by, or is under common control with such Party.  For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) means possession of at least fifty percent (50%) of the voting stock or other ownership interest of the entity, or the power to direct or cause the direction of the management and policies of the entity, or the power to elect or appoint at least fifty percent (50%) of the members of the governing body of the entity through the ownership of the outstanding voting securities or by contract or otherwise.

1.2.      “Agreement” means this License Assignment Agreement, including its Attachments, as the same may be amended from time to time.

1.3.      “Dollars” means the legal currency of the United States.

1.4.      “Effective Date” means the date of execution by the last Party to sign below.

1.5.      “Exclusive Agreement” means the Exclusive Agreement between SELTEN and the UNIVERSITY entered into on October 25, 2015, as amended by the first amendment dated October 24, 2016,  a copy of which is attached hereto as Attachment 1.

1.6.      “Licensed Patents” means United States Patent Application, Serial Number ***; PCT Application Serial Number ***, US Provisional Application No. ***, any foreign patent application corresponding thereto, and any divisional, continuation, or reexamination application, extension, and each patent that issues or reissues from any of these patent applications.

1.7.      “Licensed Product” means a product or part of a product for human therapeutics, where the making, using, importing or selling of which, absent the license granted in the Exclusive Agreement, infringes, induces infringement, or contributes to infringement of a Licensed Patent.

1.8.      “Party” means SELTEN or VIVUS, as referred to individually.  “Parties” means SELTEN and VIVUS, as referred to collectively.

1.9.      “Patent Assignment Agreement” means the agreement between SELTEN and VIVUS entered into on January __, 2017, whereby SELTEN assigned certain patent rights owned by SELTEN to VIVUS.

1.10.    “Tacrolimus” means the compound having the systematic (IUPAC) name [3S- [3R*[E(1S*,3S*,4S*)],4S*,5R*,8S*,9E,12R*,14R*,15S*,16R*,18S*,19S*,26aR*]]- 5,6,8,11,12,13,14,15,16,17,18,19,24,25,26,26a-hexadecahydro-5,19-dihydroxy- 3-[2-(4-hydroxy-3-methoxycyclohexyl)-1-methylethenyl]-14,16-dimethoxy-4,10, 12,18-tetramethyl-8-(2-propenyl)-15,19-epoxy-3H-pyrido[2,1-c][1,4] oxaazacyclotricosine-1,7,20,21(4H,23H)-tetrone, monohydrate and also may be referred to as FK506 or SPI-026.

1.11.    “Third Party” means any person or entity other than a Party or any of its Affiliates.

Article 2
Assignment

2.1.      Assignment of Exclusive Agreement.    Upon SELTEN’s receipt of the payment specified in Section 3.1,  SELTEN shall and hereby does transfer, assign, and novate the Exclusive Agreement in favor of VIVUS, with retroactive effect to the Effective Date.  VIVUS hereby agrees to accept the rights and obligations of SELTEN under the Exclusive Agreement in accordance with the terms and conditions therein, as such Exclusive Agreement may be amended in writing by VIVUS and the UNIVERSITY upon execution of this Agreement or thereafter.

2.2.      VIVUS’s Assumption of the Exclusive Agreement.  The Exclusive Agreement is hereby amended by replacing all occurrences therein of “SELTEN” with “VIVUS”.  As of the

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Effective Date, VIVUS hereby assumes and agrees to perform all of the obligations of SELTEN under the Exclusive Agreement.

Article 3
Financials

3.1.      Payment to SELTEN.    As consideration for SELTEN’s assignment of the Exclusive Agreement pursuant to Section 2.1, VIVUS will pay to SELTEN *** Dollars ($***), which amount will be due upon execution of this Agreement and payable within *** days thereafter.

3.2.      Currency, Timing and Mode of Payment.  All payments to SELTEN hereunder will be paid in Dollars and made by wire transfer in the requisite amount to the account designated by SELTEN.   In case of any delay in payment by VIVUS to SELTEN, interest on the overdue payment will accrue at *** as reported in The Wall Street Journal, as determined for each month on the last business day of that month, plus *** percent (***%), assessed from the day payment was initially due.

3.3.      Taxes.

3.3.1.      VIVUS will make all payments to SELTEN under this Agreement without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.

3.3.2.      Any tax required to be withheld on amounts payable under this Agreement will promptly be paid by VIVUS on behalf of SELTEN to the appropriate governmental authority, and VIVUS will furnish SELTEN with proof of payment of such tax.  Any such tax required to be withheld will be an expense of and borne solely by SELTEN.

3.3.3.      VIVUS and SELTEN will cooperate with respect to all documentation required by any taxing authority or reasonably requested by VIVUS to secure a reduction in the rate of applicable withholding taxes.

Article 4
Representations and Warranties

4.1.      Representations, Warranties of Each Party.  Each of the Parties makes the following representations, warranties and covenants:

4.1.1.    Authority.  As of the Effective Date, it has the full right, power and authority to enter into this Agreement.  This Agreement has been duly executed by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with its terms.

4.1.2.    No Conflicts.  The execution, delivery and performance of this Agreement by such Party does not conflict with any material agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any material law

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or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

4.2.    Additional Representations and Warranties of SELTEN.  In addition to the representations and warranties made by SELTEN under Section 4.1,  SELTEN hereby represents and warrants that:

4.2.1.      the Exclusive Agreement is in full force and effect;

4.2.2.      SELTEN is not delinquent on any report or payment due under the Exclusive Agreement;

4.2.3.      SELTEN is not in material breach of any provision of the Exclusive Agreement;

4.2.4.      SELTEN has not missed a milestone described in Appendix A of the Exclusive Agreement;

4.2.5.      SELTEN has not provided to the UNIVERSITY any false report required to be provided to the UNIVERSITY under the Exclusive Agreement;

4.2.6.      UNIVERSITY has not provided to SELTEN any notice of any event that would provide the UNIVERSITY grounds to terminate the Exclusive Agreement pursuant to Section 15.2 of the Exclusive Agreement; and

4.2.7.      SELTEN has full right and authority to transfer the Exclusive Agreement, the assignment granted herein is fully compliant with Article 16 of the Exclusive Agreement and the conditions of section 16.2 of the Exclusive Agreement have been performed completely, and the Exclusive Agreement herein transferred is free of lien, encumbrance or adverse claim.

4.3.      Additional Representations and Warranties of VIVUS.  In addition to the representations and warranties made by VIVUS under Section 4.1,  VIVUS hereby represents and warrants that VIVUS will comply with all of its obligations, including any financial obligations to the UNIVERSITY, as set forth in the Exclusive Agreement (as may be amended from time to time).

4.4.      Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS agreement, NEITHER OF THE PARTIES OR THEIR AFFILIATES MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO PRODUCTS, OR RIGHTS TRANSFERRED HEREUNDER, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR VALIDITY OR ENFORCEABILITY OF ANY PATENT RIGHTS.

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Article 5
Term

5.1.      Term.  The term of this Agreement will commence on the Effective Date and will extend until expiration of the Exclusive Agreement (the “Term”).

5.2.      Early Termination.  In the event VIVUS terminates the Patent Assignment Agreement prior to the expiration of the Term, this Agreement will also terminate.

5.3.      Reassignment of the Exclusive Agreement upon Termination.  In the event of termination of this Agreement, VIVUS shall reassign the Exclusive Agreement to SELTEN by executing an instrument to such effect in form and substance reasonably satisfactory to SELTEN and will perform all other actions reasonably requested by SELTEN to effect and confirm such transfer.

5.4.      Survival of Obligations. The expiration or termination of this Agreement will not relieve the Parties of any obligations accruing prior to such termination, and any such termination will be without prejudice to the rights of a Party against another.  The provisions of this Agreement will survive any expiration or termination of this Agreement.  Additionally, the assignment of the Exclusive Agreement to VIVUS and the Exclusive Agreement shall in no event be affected by the expiration or termination of this Agreement.

Article 6
Dispute Resolution; Governing Law

6.1.      Mediation and Arbitration.    Any dispute, controversy or claim arising out of or relating to this Agreement, including any such controversy or claim involving a Party or any of its Affiliates or successor, shall be resolved in accordance with the dispute resolution provisions set forth as of the Effective Date hereof at Article 17 of the Exclusive Agreement (as Attachment 1), which are hereby incorporated by reference herein, as applicable mutatis mutandi.

6.2      Governing Law.  This Agreement shall be construed and interpreted under the laws of the State of California, USA, except that questions affecting the construction and effect of any patent within the Licensed Patents under the Exclusive Agreement shall be determined by the applicable law of the country or jurisdiction in which the patent has been granted.

Article 7
Publicity; Confidentiality

7.1      Public Announcements.  The existence and the terms of this Agreement shall be treated by each Party as the other Party’s Confidential Information.  The Parties hereby consent to issuance of the joint press release appended to the Patent Assignment Agreement between SELTEN and VIVUS as Attachment 3 thereto, following execution of the Agreement.  Otherwise, neither Party shall originate any publicity, news release, public announcements, or

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public disclosures, written or oral, whether to the public or press, stockholders or otherwise, relating to this Agreement, including its existence, the subject matter to which it relates, performance under it or any of its terms, save only such announcements that are required to be made by law, regulations, the rules of a securities exchange, or the order of a court or other governmental body of competent jurisdiction or that are otherwise agreed to by the Parties. The Parties shall use commercially reasonable efforts to keep such announcements brief and factual.  If a Party decides to make such an announcement required by law, regulations, court order, or the rules of a securities exchange, or desires to make any other public disclosure relating to this Agreement, it shall give each other Party at least *** business days advance notice, where practicable, of the proposed text of the announcement or disclosure so that each other Party shall have an opportunity to comment. To the extent that a reviewing Party reasonably requests the deletion of any information in the proposed text, the disclosing Party shall delete such information unless, in the reasonable opinion of the disclosing Party’s legal counsel, such confidential information is legally required to be fully disclosed. Nothing herein shall prevent a Party from re-disclosing any factual information that has previously been disclosed to the public, provided that such information remains accurate.

7.2          Confidentiality.  The Parties acknowledge that it may be necessary or desirable for them to share certain proprietary or confidential information or material (“Confidential Information”) to facilitate their performance hereunder.  Each Party agrees to keep the other party’s Confidential Information received during the term of this Agreement in confidence and not to disclose it to any Third Party or use the other Party's Confidential Information for any purpose other than for purposes hereunder, without the prior written consent of the other Party.  The obligation of confidentiality shall continue for a period of *** years after disclosure.  Each Party may disclose the other Party’s Confidential Information to its employees and consultants, and employees and consultants of its Affiliates, who have a need to know such information and are bound by obligations of confidentiality and non-use similar to those herein.  Without limitation, each Party agrees to take commercially reasonable precautions to prevent the unauthorized disclosure to any Third Party of the Confidential Information received from another Party hereunder.  In order to be deemed confidential, the Confidential Information shall be supplied to the receiving Party in written form and identified as being confidential or, if disclosed orally, shall be confirmed in writing as being confidential within forty-five (45) days of its oral disclosure.  Upon termination of this Agreement or at the disclosing Party’s reasonable request, a receiving Party shall promptly return or destroy all copies of the disclosing Party’s Confidential Information, except that one (1) copy may be retained in archival legal files for the receiving Party to ensure compliance hereunder.  The receiving Party’s obligation of confidentiality hereunder, however, shall not apply to Confidential Information that:  (a) at the time of disclosure to the receiving Party is published, known publicly or is otherwise in the public domain; (b) after disclosure to the receiving Party is published or becomes known publicly or otherwise becomes part of the public domain through no fault of the receiving Party; (c) prior to the time of disclosure to the receiving Party, was known to the receiving Party as evidenced by its written records; (d) has been or is disclosed to the receiving Party in good faith by a Third Party who was not, or is not, under any obligation of confidentiality to the other Party at the time the Third Party discloses to the receiving Party; or (e) is independently developed by

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or on behalf of the receiving Party without reliance on the Information received hereunder as evidenced by its written records.  Nothing herein, however, shall prohibit a receiving Party from disclosing a disclosing Party’s Confidential Information to the extent it is required to be disclosed by law, regulation, rules of a securities exchange, or order of a court or other governmental body of competent jurisdiction, provided that the receiving Party gives the disclosing Party, prior to making any legally required disclosure, prompt notice of such requirement and an opportunity to intervene to protect or limit the disclosure.

7.3      SEC Filings and Other Disclosures.  In addition to the disclosures that are permitted under Section 7.1 and that are permitted generally for Confidential Information pursuant to Section 7.2, a Party may disclose the terms of this Agreement and any information resulting from the activities contemplated by this Agreement ( (a) to the extent required to comply with the applicable rules and regulations promulgated by the United States Securities and Exchange Commission or similar security regulatory authorities in other countries, (b) to comply with the applicable rules of a securities exchange, or (c) in connection with a prospective acquisition, merger, financing or license for such Party, to prospective acquirers or merger candidates or to existing or potential investors or licensees who are under an obligation of confidentiality substantially consistent with the terms hereof.

Article 8
Indemnification

8.1      VIVUS’s Indemnification of SELTEN.

8.1.1   With respect to any and all Licensed Products sold by VIVUS, its Affiliates, and assignees or sublicensees under the Exclusive Agreement, subject to the conditions of Section 8.1.2 below, VIVUS shall indemnify and hold harmless SELTEN from any and all costs, expenses, damages, judgments, and liabilities (including reasonable and necessary attorneys’ fees) incurred by or rendered against SELTEN or its Affiliates arising from the use, testing, recall, labeling, promotion, or sale or other disposition of any Licensed Products, except in each case to the extent caused in whole or in part by the gross negligence or willful misconduct of SELTEN.

8.1.2   Upon the assertion of any claim or suit for which SELTEN seeks indemnification under this Article, it shall give VIVUS prompt written notice of any such claim or suit, and shall permit VIVUS to undertake the defense thereof, at VIVUS’s expense.  SELTEN shall cooperate in such defense to the extent reasonably requested by VIVUS, at VIVUS’s expense and shall give VIVUS the right to control the defense or settlement of the claim, except that VIVUS shall not enter into any settlement that adversely affects SELTEN’s rights or obligations under this Agreement without SELTEN’s prior express written consent, which will not be unreasonably withheld or delayed.  SELTEN may participate in the defense or settlement of any such claim at its own expense with counsel of its choosing.

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8.1.3   IN NO EVENT SHALL A PARTY BE LIABLE TO ANOTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, OR INCIDENTAL DAMAGES ARISING UNDER OR AS A RESULT OF THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE LOSS OF PROSPECTIVE PROFITS OR ANTICIPATED SALES, OR ON ACCOUNT OF EXPENSES, INVESTMENTS, OR COMMITMENTS IN CONNECTION WITH THE BUSINESS OR GOODWILL OF THE OTHER PARTY OR OTHERWISE.

Article 9
Miscellaneous

9.1.      Entire Agreement.  This Agreement, including each attachment and any other exhibit or schedule hereto, constitutes and contains the entire understanding and agreement of the Parties respecting the Licensed Patents and other subject matter of the Exclusive Agreement and cancels and supersedes any and all prior or contemporaneous negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter.

9.2.      Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

9.3.      Binding Effect. This Agreement and the rights granted herein will be binding upon, and will inure to the benefit of SELTEN and VIVUS, and their respective lawful successors and permitted assigns.

9.4.      Assignment.  No Party may assign its rights or delegate its duties under this Agreement without the prior written consent of the other relevant Party, which will not be unreasonably withheld or delayed, provided that any Party may transfer this Agreement to an Affiliate without any requirement that it obtain the consent of the other Parties and further provided that any Party may transfer this Agreement to a successor in connection with the transfer of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement, whether by merger, consolidation, sale of assets, or otherwise, without any requirement that it obtain the consent of the other Party.

9.5.      Use of Names. Except as expressly provided, no right, expressed or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name, trademark, or logo of the other Party or its Affiliates in connection with this Agreement.

9.6.      No Waiver.  No waiver, modification or amendment of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each Party.  The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.

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9.7.      Independent Contractors.  The Parties are independent contractors and not agents or employees of the other Parties under this Agreement.  Nothing contained in this Agreement is intended nor is to be construed so as to constitute SELTEN or VIVUS as partners or joint venturers with respect to this Agreement.  No Party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of another Party or to bind another Party to any other contract, agreement or undertaking with any Third Party except as may be explicitly provided for herein or authorized in writing.

9.8.      Notices and Deliveries. Any notices, request, delivery, approval or consent required or permitted to be given under this Agreement will be in writing and will be deemed to have been sufficiently given when it is received, whether delivered in person, transmitted by facsimile with contemporaneous confirmation, delivered by registered letter (or its equivalent) or delivered by certified overnight courier service, to the Party to which it is directed at its address shown below or such other address as such Party will have last given by notice to the other Parties.

If to VIVUS:

VIVUS, Inc.

900 E. Hamilton Ave.

Suite 550

Campbell, California 95008

Attention: CEO

with a copy to:

General Counsel

If to SELTEN:

Selten Pharma, Inc.

751 Laurel St., #520

San Carlos, CA 94070

Attention:  CEO

9.9.      Severability.  In the event that any provision of this Agreement will, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability will not affect any other provision hereof, and this Agreement will be construed as if such invalid or unenforceable provision had not been included herein.

9.10.    Advice of Counsel. Each Party acknowledges and agrees it has participated in the drafting of this Agreement.  In interpreting and applying the terms and provisions of this

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Agreement, the Parties agree that no presumption will exist or be implied against the Party which drafted such terms and provisions.

9.11.      Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or electronic transmission), each of which need not contain the signature of more than one Party, but all such counterparts taken together will constitute one and the same agreement.  Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail shall be deemed to be original signatures.

9.12.      Waiver.  Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy will not operate or be construed as a continuing waiver of same or of any other of such Party’s rights or remedies provided in this Agreement.

9.13.      Compliance with Laws. Each Party will comply with all applicable laws, rules, regulations and orders of the United States and applicable foreign countries and supra-governmental organizations and all jurisdictions and any agency or court thereof in connection with this Agreement and the transactions contemplated hereunder.

9.14.      Construction.  Except where the context requires otherwise, whenever used the singular includes the plural, the plural includes the singular, the use of any gender is applicable to all genders and the word “or” has the inclusive meaning represented by the phrase “and/or”.  Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days.  The headings of this Agreement and any descriptions of Attachments and Exhibits or descriptions of cross‑references are for convenience of reference only and do not define, describe, extend or limit the scope or intent of this Agreement or the scope or intent of any provision contained in this Agreement.  The terms “comprising”, “comprise(s)”, “including,” “include(s),” “such as,” and “for example” are used in this Agreement in their open sense, and therefore will be interpreted to include the generality of any description preceding such term and will be deemed to be followed by “without limitation” whether expressly stated or not.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers.

SELTEN Pharma, Inc.

By:	/s/ Narinder Banait

Name:	Narinder S. Banait

Title:	Co-CEO, General Counsel

Date:	January 6, 2017

VIVUS, INC.

By:	/s/ John L. Slebir

Name:	John L. Slebir

Title:	SVP, General Counsel

Date:	January 6, 2017

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Attachment 1

Copy of Exclusive Agreement as Amended

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EXCLUSIVE AGREEMENT

This Agreement between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY ("Stanford"), an institution of higher education having powers under the laws of the State of California, and SELTEN PHARMA, INC. ("Selten or Company"), a corporation having a principal place of business at 14435C Big Basin Way #246, Saratoga, CA 95070, is effective on the 25th day of October, 2015 ("Effective Date").

1.      BACKGROUND

Stanford is the assignee of an invention related to a treatment for pulmonary hypertension also known as "FK-506 (Tacrolimus) for treatment of pulmonary hypertension," invented in the laboratory of Dr. Edda Spiekerkoetter, Dr. Marlene Rabinovitch, and Dr. Philip Beachy, an employee of the Howard Hughes Medical Institute ("EIHMI"). It is described in Stanford Docket S11-009 ("Invention"). The Invention was made in the course of research supported by the National Institutes of Health.

Selten and Stanford are parties to an Option Agreement effective October 17th, 2013 covering the Invention, later amended on October 17th, 2014, and which expired on November 10, 2014.

Stanford wants to have the invention perfected and marketed as soon as possible so that resulting products may be available for public use and benefit.

2.      DEFINITIONS

2.1     "Change of Control" means the following, as applied only to the entirety of that part of Selten's business that exercises all of the rights granted under this Agreement:

(A)    acquisition of ownership—directly or indirectly, beneficially or of record—by any person or group (within the meaning of the Exchange Act and the rules of the SEC or equivalent body under a different jurisdiction) of the capital stock of Selten representing more than 45% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Selten unless Selten's shareholders immediately prior to such transaction would hold 55% or more of the aggregate ordinary voting power represented by the issued and outstanding capital stock of such person or surviving entity; and/or

(B)    the sale of all or substantially all Selten's assets and/or business in one transaction or in a series of related transactions.

2.2      "Exclusive" means that, subject to Articles 3 and 5, Stanford will not grant further licenses under the Licensed Patents in the Licensed Field of Use in the Licensed Territory.

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2.3      "Fully Diluted Basis" means the total number of shares of Selten's issued and outstanding common stock, assuming:

(A)      the conversion of all issued and outstanding securities convertible into common stock;

(B)      the exercise of all issued and outstanding warrants or options, regardless of whether then exercisable; and

(C)      the issuance, grant, and exercise of all securities reserved for issuance pursuant to any Selten stock or stock option plan then in effect.

2.4      "HHMI Indemnitees" means HHMI and its trustees, officers, employees, and agents.

2.5      "Licensed Field of Use" means human therapeutics.

2.6      "Licensed Patent" means Stanford's U.S. Patent Application, Serial Number ***, filed ***; PCT Application Serial Number ***, filed on ***; US Provisional Application No ***, filed on ***, any foreign patent application corresponding thereto, and any divisional, continuation, or reexamination application, extension, and each patent that issues or reissues from any of these patent applications. Any claim of an unexpired Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken. "Licensed Patent" excludes any continuation-in-part (CIP) patent application or patent.

2.7      "Licensed Product" means a product or part of a product in the Licensed Field of Use the making, using, importing or selling of which, absent this license, infringes, induces infringement, or contributes to infringement of a Licensed Patent.

2.8      "Licensed Territory" means worldwide.

2.9      "Net Sales" means all gross revenue derived by Selten or Sublicensees, their distributors or designees, from the sale, transfer or other disposition of Licensed Product to an end user. Sales or transfers to distributors or Sublicensees shall not be included in Net Sales until the actual sale or transfer by distributors or Sublicensees to a non-affiliate third party except if such distributor or Sublicensee is an end user. In the event that such distributor or Sublicensee is an end user, then Net Sales will based on the average selling or transfer price of Licensed Products at the time that the Licensed Products were sold or transferred. Net Sales excludes the following items (but only as they pertain to the making, using, importing or selling of Licensed Products, are included in gross revenue, and are separately billed):

(A)      import, export, excise and sales taxes, and custom duties;

(B)      costs of insurance, packing, and transportation from the place of manufacture to the customer's premises or point of installation;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(C)      costs of installation at the place of use; and

(D)      credit for returns, allowances, or trades;

(E)      cash, trade, or quantity discounts actually granted to third parties.

2.10    "Nonroyalty Sublicensing Consideration" means any consideration received by Selten from a Sublicensee hereunder but excluding any consideration for:

(A)      royalties on products sales (royalties on product sales by Sublicensees will be treated as if Selten made the sale of such product);

(B)      investments in Selten stock;

(C)      research and development expenses calculated on a fully burdened basis;

(D)      debt; and

(E)      reimbursement of out-of pocket patent prosecution and maintenance expenses for Patent Matters.

2.11    "Patent Matters" means preparing, filing, and prosecuting broad and extensive patent claims (including any interference or reexamination actions) for Stanford's benefit in the Licensed Territory and for maintaining all Licensed Patents.

2.12    "Stanford Indemnitees" means Stanford and Stanford Hospitals and Clinics, and their respective trustees, officers, employees, students, agents, faculty, representatives, and volunteers.

2.13    "Sublicense" means any agreement between Selten and a third party ("Sublicensee") that contains a grant to Stanford's Licensed Patents regardless of the name given to the agreement by the parties; however, an agreement to make, have made, use or sell Licensed Products on behalf of Selten is not considered a Sublicense.

3.        GRANT

3.1      Grant. Subject to the terms and conditions of this Agreement, Stanford grants Selten a license under the Licensed Patent in the Licensed Field of Use to make, have made, use,   import, offer to sell and sell Licensed Product in the Licensed Territory.

3.2      Exclusivity. The license is Exclusive, including the right to sublicense under Article 4, in the Licensed Field of Use beginning on the Effective Date and ending when the last Licensed Patent expires.

3.3      Nonexclusivity. After the Exclusive term, the license will be nonexclusive.

3.4      Retained Rights. Stanford retains the right, on behalf of itself, Stanford Hospital and Clinics, and all other non-profit research institutions, to practice the Licensed Patent for

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

any non-profit purpose, including sponsored research and collaborations. Selten agrees that, notwithstanding any other provision of this Agreement, it has no right to enforce the Licensed Patent against any such institution. Stanford and any such other institution have the right to publish any information included in a Licensed Patent. Selten acknowledges that it has been informed that the Licensed Patent was developed, at least in part, by employees of HHMI and that HHMI has a paid-up, non-exclusive, irrevocable license to use the Licensed Patent for HHMI's research purposes, but with no right to assign or sublicense (the "HHMI License"). This Agreement is explicitly made subject to the HHMI License.

3.5      Specific Exclusion. Stanford does not:

(A)      grant to Selten any other licenses, implied or otherwise, to any patents or other rights of Stanford other than those rights granted under Licensed Patent, regardless of whether the patents or other rights are dominant or subordinate to any Licensed Patent, or are required to exploit any Licensed Patent;

(B)      commit to Selten to bring suit against third parties for infringement, except as described in Article 14; and

(C)      agree to furnish to Selten any technology or technological information or to provide Selten with any assistance.

4.        SUBLICENSING

4.1      Permitted Sublicensing. Selten may grant Sublicenses in the Licensed Field of Use only during the Exclusive term and only if Selten is developing or selling Licensed Products. Sublicenses with any exclusivity must include diligence requirements commensurate with the diligence requirements of Appendix A. Stanford agrees that Selten may apportion without discrimination between Selten and Stanford patents a commercially reasonable percentage of sublicensing payments made to Stanford pursuant to Section 4.6, provided however that Selten provides Stanford with the proposed apportionment and justification prior to Selten's payment pursuant to Section 8.1. Stanford and Selten agree to meet to discuss such proposed apportionment if in Stanford's opinion the apportionment does not reasonably reflect the value of the Licensed Patents.

4.2      Required Sublicensing. If Selten is unable or unwilling to serve or develop a potential market or market territory for which there is a company willing to be a Sublicensee, Selten will, at Stanford's request, negotiate in good faith a Sublicense with any such Sublicensee. Stanford would like licensees to address unmet needs, such as those of neglected patient populations or geographic areas, giving particular attention to improved therapeutics, diagnostics and agricultural technologies for the developing world.

4.3      Sublicense Requirements. Any Sublicense:

(A) is subject to this Agreement;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(B)      will reflect that any Sublicensee will not further sublicense;

(C)      will prohibit Sublicensee from paying royalties to an escrow or other similar account;

(D)      will expressly include the provisions of Articles 8, 9, 10 and 19.6 for the benefit of Stanford and HHMI; and

(E)      will include the provisions of Section 4.4 and require the transfer of all the Sublicensee's obligations to Selten, including the payment of royalties specified in the Sublicense, to Stanford or its designee, if this Agreement is terminated. If the Sublicensee is a spin-out from Selten, Selten must guarantee the Sublicensee's performance with respect to the payment of Stanford's share of Sublicense royalties.

4.4      Litigation by Sublicensee. Any Sublicense must include the following clauses:

(A) In the event Sublicensee brings an action seeking to invalidate any Licensed Patent:

(1)      Sublicensee will double the payment paid to Selten during the pendency of such action. Moreover, should the outcome of such action determine that any claim of a patent challenged by the Sublicensee is both valid and infringed by a Licensed Product, Sublicensee will pay triple times the payment paid under the original Sublicense;

(2)      Sublicensee will have no right to recoup any royalties paid before or during the period challenge;

(3)      any dispute regarding the validity of any Licensed Patent shall be litigated in the courts located in Santa Clara County, and the parties agree not to challenge personal jurisdiction in that forum; and

(4)      Sublicensee shall not pay royalties into any escrow or other similar account.

(B)     Sublicensee will provide written notice to Stanford at least three months prior to bringing an action seeking to invalidate a Licensed Patent. Sublicensee will include with such written notice an identification of all prior art it believes invalidates any claim of the Licensed Patent.

4.5      Copy of Sublicenses and Sublicensee Royalty Reports. Selten will submit to Stanford a copy of each Sublicense, any subsequent amendments and all copies of Sublicensees' royalty reports. Beginning with the first Sublicense, the Chief Financial Officer or equivalent will certify annually regarding the name and number of Sublicensees.

4.6      Sharing of Sublicensing Income. Selten will pay to Stanford a portion of Nonroyalty Sublicensing Consideration at a rate determined based on the timing of execution of the Sublicense, as provided below:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(A)      ***% for Sublicenses executed prior to the ***;

(B)      ***% for Sublicenses executed after the ***;

(C)      ***% for Sublicenses executed after ***.

4.7      Royalty-Free Sublicenses. If Selten pays all royalties due Stanford from a Sublicensee's Net Sales, Selten may grant that Sublicensee a royalty-free or non-cash:

(A)      Sublicense or

(B)      cross-license.

5.       GOVERNMENT RIGHTS

This Agreement is subject to Title 35 Sections 200-204 of the United States Code. Among other things, these provisions provide the United States Government with nonexclusive rights in the Licensed Patent. They also impose the obligation that Licensed Product sold or produced in the United States be "manufactured substantially in the United States." Selten will ensure all obligations of these provisions are met.

6.       DILIGENCE

6.1      Milestones. Because the invention is not yet commercially viable as of the Effective Date, Selten will diligently develop, manufacture, and sell Licensed Product and will diligently develop markets for Licensed Product. In addition, Selten will meet the milestones shown in Appendix A, and notify Stanford in writing as each milestone is met. Notwithstanding the foregoing, in the event that Company believes that it will be unable to achieve a particular milestone, Company will have the right, which it must exercise no later than *** days prior to the date of such milestone, to extend such milestone by a period of *** months upon the payment of a $*** fee.

6.2      Progress Report. By *** of each year, Selten will submit a written annual report to Stanford covering the preceding calendar year. The report will include information sufficient to enable Stanford to satisfy reporting requirements of the U.S. Government and for Stanford to ascertain progress by Selten toward meeting this Agreement's diligence requirements. Each report will describe, where relevant: Selten's progress toward commercialization of Licensed Product, including work completed, key scientific discoveries, summary of work-in-progress, current schedule of anticipated events or milestones, market plans for introduction of Licensed Product, and significant corporate transactions involving Licensed Product. Selten will specifically describe how each Licensed Product is related to each Licensed Patent.

6.3      Clinical Trial Notice. Selten will notify the Stanford University Office of Technology Licensing prior to commencing any clinical trials at Stanford.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.        ROYALTIES

7.1      Issue Royalty. Selten will pay to Stanford a noncreditable, nonrefundable license issue royalty of $*** upon signing this Agreement.

7.2      Purchase Right.

(A)    Stanford shall have the right, but not the obligation, to purchase for cash up to its Share of the securities issued in any Qualifying Offering on the terms, and subject to the conditions, set forth in this Section 7.2 (the "Purchase Right"). For purposes of this Agreement:

(1)      "Adjustment Event" means the final closing of the first Threshold Qualifying Offering occurring after the date of this Agreement.

(2)      "Qualifying Offering" means a private offering of Selten's equity securities (or securities convertible into or exercisable for Selten's equity securities) for cash (or in satisfaction of debt issued for cash) having its final closing on or after the date of this Agreement and which includes investment by one or more venture capital, professional angel, corporate or other similar institutional investors other than Stanford.

(3)      “Share” means:

(a)       ***% with respect to any Qualifying Offering having a closing on or before the date of an Adjustment Event; or

(b)       with respect to any Qualifying Offering having a closing after an Adjustment Event, but before a Termination Event, the percentage necessary for Stanford to maintain its pro rata ownership interest in Selten on a Fully-Diluted Basis.

(4)      "Threshold Qualifying Offering" means any Qualifying Offering which either (i) is at least $*** in size or (ii) involves the sale to outside investors of at least ***% of the securities outstanding after such round on a Fully-Diluted Basis.

(B)     The Purchase Right shall terminate upon the earliest to occur of the following (each a "Termination Event"):

(1)       Stanford's execution of an investor rights agreement or similar agreement (each a "Rights Agreement") in connection with a Threshold Qualifying Offering so long the Rights Agreement satisfies the terms of this Section 7.2 and Section 7.3 below;

(2)      Stanford purchases less than its entire Share of a Qualifying Offering; and

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(3)       Stanford fails to give an election notice within the Notice Period for a Qualifying Offering which has its final closing within 90 days of the date such notice is received by Stanford and which is closed on terms that are the same or less favorable to the investors as the terms stated in Selten's notice to Stanford.

(C)    The Purchase Right shall not apply to the issuance of securities: (i) to employees, current members of Selten's Board of Directors and other service providers pursuant to a plan approved by Selten's Board of Directors; or (ii) as additional consideration in lending or leasing transactions; or (iii) to an entity pursuant to an arrangement that Selten's Board of Directors determines in good faith is a strategic partnership or similar arrangement of Selten (i.e., an arrangement in which the entity's purchase of securities is not primarily for the purpose of financing Selten); or (iv) to shareholders of another corporation in connection with the acquisition of that corporation by Selten.

7.3      Rights Agreements; Information Rights; Notice; Elections.

(A)    Selten shall ensure that each Rights Agreement executed by Stanford in connection with a Qualifying Offering will grant to Stanford the same rights as all other investors who are parties to that Rights Agreement. In particular, Selten shall ensure that each such Rights Agreement will grant to Stanford the same right to purchase additional securities in future offerings, the same information rights, and the same registration rights as are granted to other parties thereto, including all such rights granted to any investor designated as a "Major Investor" or other similar designation, even if Stanford is not so designated.

(B)    Notwithstanding any terms to the contrary contained in any applicable Rights Agreement:

(1)       Stanford shall not have any board representation or board meeting attendance rights;

(2)       In connection with all Qualifying Offerings, Selten shall give Stanford notice of the terms of the offering, including: (i) the names of the investors, the allocation of shares among them and the total amounts to be invested by each of them in such offering; (ii) pre- and post- (projected) financing capitalization table; (iii) investor presentation (if available); (iv) an introduction to the lead investor in such offering for the purpose of discussing the lead investor's due diligence process; and (v) such other documents and information as Stanford may reasonably request for the purpose of making an investment decision or verifying the number of shares it is entitled to purchase in such offering; and

(3)       Stanford may elect to exercise its Purchase Right, in whole or in part, by notice given to Selten within *** Stanford business days (i.e., days other than Saturdays, Sundays, and holidays or other days on which Stanford is officially closed) after receipt of Selten's notice ("Notice Period").

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(C)    If Stanford has no information rights under a Rights Agreement and to the extent that such information has been prepared by Selten for other purposes, so long as Stanford holds Selten securities, Selten shall furnish to Stanford, upon request and as promptly as reasonably practicable, Selten's annual consolidated financial statements and annual operating plan, including an annual report of the holders of Selten's units and other securities, and such other information as Stanford may reasonably request from time to time for the purpose of valuing its interest in Selten.

(D)    Notwithstanding any notice provision in this Agreement to the contrary, any notice given under this Agreement that refers or relates to any of Section 7.2 above or this Section 7.3 shall be copied concurrently to pvfnotices@stanford.edu; provided, however, that delivery of the copy will not by itself constitute notice for any purpose under this Agreement.

7.4      License Maintenance Fee. Beginning on *** and each *** thereafter, Selten will pay Stanford a *** license maintenance fee as follows. *** maintenance payments are nonrefundable, but they are creditable each year as described in Section 7.7.:

(A)      $*** in *** and ***;

(B)      $*** in ***  and *** and

(C)      On the first *** after ***:

(1)      $*** if ***; or

(2)      $*** if ***.

7.5      Milestone Payments. Selten will pay Stanford the following milestone payments:

(A)      $*** upon the ***;

(B)      $*** upon ***; and

(C)      $*** upon ***.

7.6      Earned Royalty. Selten will pay Stanford earned royalties on Net Sales as follows:

(A)      *** % of Net Sales if aggregate Net Sales in the preceding calendar year is less than $***;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(B)      *** % of Net Sales if aggregate Net Sales in the preceding calendar year is more or equal to $***  but lower than $***;

(C)      ***% of Net Sales if aggregate Net Sales in the preceding calendar year is more than $***.

(D)      Earned Royalty if Selten Challenges the Patent. Notwithstanding the above, should Selten bring an action seeking to invalidate any Licensed Patent, Selten will pay royalties to Stanford at the rate of *** percent (***%) of the Net Sales of all Licensed Products sold during the pendency of such action. Moreover, should the outcome of such action determine that any claim of a patent challenged by Selten is both valid and infringed by a Licensed Product, Selten will pay royalties at the rate of *** percent (***%) of the Net Sales of all Licensed Products sold.

7.7      Creditable Payments. The license maintenance fee for a year may be offset against earned royalty payments due on Net Sales occurring in that year.

For example:

(A)      if Selten pays Stanford a $*** maintenance payment for year Y, and according to Section 7.6 $*** in earned royalties are due Stanford for Net Sales in year Y, Selten will only need to pay Stanford an additional $*** for that year's earned royalties.

(B)      if Selten pays Stanford a $*** maintenance payment for year Y, and according to Section 7.6 $*** in earned royalties are due Stanford for Net Sales in year Y, Selten will not need to pay Stanford any earned royalty payment for that year. Selten will not be able to offset the remaining $*** against a future year's earned royalties.

7.8      Obligation to Pay Royalties. A royalty is due Stanford under this Agreement for any activity conducted under the licenses granted. For convenience's sake, the amount of that royalty is calculated using Net Sales. Nonetheless, if certain Licensed Products are made, used, imported, or offered for sale before the date this Agreement terminates, and those Licensed Products are sold after the termination date, Selten will pay Stanford an earned royalty for its exercise of rights based on the Net Sales of those Licensed Products.

7.9      No Escrow. Selten shall not pay royalties into any escrow or other similar account.

7.10    Currency. Selten will calculate the royalty on sales in currencies other than U.S. Dollars using the appropriate foreign exchange rate for the currency quoted by the Wall Street Journal on the close of business on the last banking day of each calendar quarter. Selten will make royalty payments to Stanford in U.S. Dollars.

7.11    Non-U.S. Taxes. Selten will pay all non-U.S. taxes related to royalty payments. These payments are not deductible from any payments due to Stanford.

7.12    Interest. Any payments not made when due will bear interest at the lower of (a) the *** or (b) the maximum rate permitted by law.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.       ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

8.1     Quarterly Earned Royalty Payment and Report. Beginning with the first sale of a Licensed Product by Selten or a Sublicensee, Selten will submit to Stanford a written report (even if there are no sales) and an earned royalty payment within *** days after the end of each ***. This report will be in the form of Appendix B and will state the number, description, and aggregate Net Sales of Licensed Product during the completed calendar quarter. The report will include an overview of the process and documents relied upon to permit Stanford to understand how the earned royalties are calculated. With each report Selten will include any earned royalty payment due Stanford for the completed calendar quarter (as calculated under Section 7.6).

8.2      No Refund. In the event that a validity or non-infringement challenge of a Licensed Patent brought by Selten is successful, Selten will have no right to recoup any royalties paid before or during the period challenge.

8.3      Termination Report. Selten will pay to Stanford all applicable royalties and submit to Stanford a written report within *** days after the license terminates. Selten will continue to submit earned royalty payments and reports to Stanford after the license terminates, until all Licensed Products made or imported under the license have been sold.

8.4      Accounting. Selten will maintain records showing manufacture, importation, sale, and use of a Licensed Product for *** years from the date of sale of that Licensed Product. Records will include general-ledger records showing cash receipts and expenses, and records that include: production records, customers, invoices, serial numbers, and related information in sufficient detail to enable Stanford to determine the royalties payable under this Agreement.

8.5      Audit by Stanford. Selten will allow Stanford or its designee to examine Selten's records to verify payments made by Selten under this Agreement.

8.6      Paying for Audit. Stanford will pay for any audit done under Section 8.5. But if the audit reveals an underreporting of earned royalties due Stanford of ***% or more for the period being audited, Selten will pay the audit costs.

8.7      Self-audit. Selten will conduct an independent audit of sales and royalties at least every *** years if annual sales of Licensed Product are over $***. The audit will address, at a minimum, the amount of gross sales by or on behalf of Selten during the audit period, the amount of funds owed to Stanford under this Agreement, and whether the amount owed has been paid to Stanford and is reflected in the records of Selten. Selten will submit the auditor's report promptly to Stanford upon completion. Selten will pay for the entire cost of the audit.

8.8      Confidential Information. Stanford will maintain the reports and any information provided by Licensee to Stanford pursuant to Sections 4.5, 6.2, 8.1, 8.3 and 8.7 in confidence and not disclose such information or reports to any third party, except as required by law. Stanford's obligation of confidentiality hereunder will be fulfilled by

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

using at least the same degree of care with Selten's confidential information as it uses to protect its other confidential information.

9.       EXCLUSIONS AND NEGATION OF WARRANTIES

9.1      Negation of Warranties. Stanford provides Selten the rights granted in this Agreement AS IS and WITH ALL FAULTS. Stanford makes no representations and extends no warranties of any kind, either express or implied. Among other things, Stanford disclaims any express or implied warranty:

(A)      of merchantability, of fitness for a particular purpose;

(B)      of non-infringement; or

(C)      arising out of any course of dealing.

9.2      No Representation of Licensed Patent. Selten also acknowledges that Stanford does not represent or warrant:

(A)      the validity or scope of any Licensed Patent; or

(B)      that the exploitation of Licensed Patent will be successful.

10.        INDEMNITY

10.1      Indemnification. Selten will indemnify, hold harmless, and defend all Stanford Indemnitees against any claim of any kind arising out of or related to the exercise of any rights granted Selten under this Agreement or the breach of this Agreement by Selten.

10.2      HHMI Indemnification. HHMI Indemnitees will be indemnified, defended by counsel acceptable to HHMI, and held harmless by SELTEN from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys' fees and other costs and expenses of defense) (collectively, "Claims"), based upon, arising out of, or otherwise relating to this Agreement, including without limitation any cause of action relating to product liability. The previous sentence will not apply to any Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an IIHMI Indemnitee. Notwithstanding any other provisions of this Agreement, SELTEN's obligation to defend, indemnify and hold harmless the HHMI Indemnitees under this paragraph will not be subject to any limitation or exclusion of liability or damages or otherwise limited in any way.

10.3      No Indirect Liability. Neither party shall be liable to the other for any indirect, special, consequential or other damages whatsoever, whether grounded in tort (including negligence), strict liability, contract or otherwise arising out of or in connection with solely this Agreement under any theory of liability, provided, however, that the foregoing shall not apply to any right of action for infringement, contributory infringement or

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

inducement of infringement Stanford may have under any applicable law. Stanford shall not have any responsibilities or liabilities whatsoever with respect to Licensed Products(s).

10.4    Workers' Compensation. Selten will comply with all statutory workers' compensation and employers' liability requirements for activities performed under this Agreement.

10.5     Insurance. During the term of this Agreement, Selten will maintain Comprehensive General Liability Insurance, including Product Liability Insurance, with a reputable and financially secure insurance carrier to cover the activities of Selten and its Sublicensees. Within *** days of filing an IND or immediately prior to any testing of Licensed Products in humans, whichever is earlier, the insurance will provide minimum limits of liability of $*** and will include all Stanford Indemnitees and HHMI Indemnitees as additional insureds. Insurance must cover claims incurred, discovered, manifested, or made during or after the expiration of this Agreement and must be placed with carriers with ratings of at least A- as rated by A.M. Best. Within *** days of the Effective Date of this Agreement, Selten will furnish a Certificate of Insurance evidencing primary coverage and additional insured requirements. Selten will provide to Stanford *** days prior written notice of cancellation or material change to this insurance coverage. Selten will advise Stanford in writing that it maintains excess liability coverage (following form) over primary insurance for at least the minimum limits set forth above. All insurance of Selten will be primary coverage; insurance of Stanford Indemnitees, and HHMI Indemnitees will be excess and noncontributory.

11.        EXPORT

Selten and its affiliates and Sublicensees shall comply with all United States laws and regulations controlling the export of licensed commodities and technical data. (For the purpose of this paragraph, "licensed commodities" means any article, material or supply but does not include information; and "technical data" means tangible or intangible technical information that is subject to U.S. export regulations, including blueprints, plans, diagrams, models, formulae, tables, engineering designs and specifications, manuals and instructions.) These laws and regulations may include, but are not limited to, the Export Administration Regulations (15 CFR 730-774), the International Traffic in Arms Regulations (22 CFR 120-130) and the various economic sanctions regulations administered by the U.S. Department of the Treasury (31 CFR 500-600).

Among other things, these laws and regulations prohibit or require a license for the export or retransfer of certain commodities and technical data to specified countries, entities and persons. Selten hereby gives written assurance that it will comply with, and will cause its Sublicensees to comply with all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or Sublicensees, and that it will indemnify, defend and hold Stanford and the HHMI Indemnitees harmless for the consequences of any such violation.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.      MARKING

Before any Licensed Patent issues, Selten will mark Licensed Product with the words "Patent Pending." Otherwise, Selten will mark Licensed Product with the number of any issued Licensed Patent.

13.      STANFORD NAMES AND MARKS

13.1     Stanford Names. Selten will not use (i) Stanford's name or other trademarks, (ii) the name or trademarks of any organization related to Stanford, or (iii) the name of any Stanford faculty member, employee, student or volunteer without the prior written consent of Stanford. Permission may be withheld at Stanford's sole discretion. This prohibition includes, but is not limited to, use in press releases, advertising, marketing materials, other promotional materials, presentations, case studies, reports, websites, application or software interfaces, and other electronic media.

13.2     HHMI Names. Selten will not use the name of HHMI or of any HHMI employee in a manner that reasonably could constitute an endorsement of a commercial product or service; but use for other purposes, even if commercially motivated, is permitted provided that (1) the use is limited to accurately reporting factual events or occurrences, and (2) any reference to the name of HHMI or any HHMI employees in press releases or similar materials intended for public release is approved by HHMI in advance.

14.      PROSECUTION AND PROTECTION OF PATENTS

14.1     Patent Prosecution. Stanford will be solely responsible for preparing, filing, and prosecuting and maintaining the Licensed Patents. During the Exclusive Term, Stanford agrees to (i) keep Selten reasonably informed as to the filing, prosecution and maintenance of the Licensed Patents, (ii) furnish to Selten copies of material documents relevant to such filing, prosecution and maintenance, (iii) allow Selten a reasonable opportunity to comment on material documents filed with any patent office with respect to the Licensed Patents and consider in good faith Selten's comments and (iv) instruct Stanford's legal representative to include Selten in all communications. At Stanford's request, Selten will provide all information and assistance to Stanford to ensure that Licensed Patent is as extensive as possible. In the event Selten decides that it no longer intends to pay for prosecution or maintenance of one or more Licensed Patents, Selten shall give Stanford a 3-month notice. Stanford may in its discretion continue to prosecute and maintain such Licensed Patent(s) at its expense, in which case such Licensed Patent(s) shall no longer be covered by the licenses granted under this Agreement.

14.2     Patent Costs. Within *** days after receiving a statement from Stanford, Selten will reimburse Stanford:

(A)     $*** to offset Licensed Patent's patenting expenses, including any interference or reexamination matters, incurred by Stanford before the Effective Date; and

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(B)     for all Licensed Patent's patenting expenses, including any interference or reexamination matters, incurred by Stanford after the Effective Date. In all instances, Stanford will pay the fees prescribed for large entities to the United States Patent and Trademark Office.

14.3     Infringement Procedure. Each party will promptly notify the other if it believes a third party infringes a Licensed Patent or if a third party files a declaratory judgment action with respect to any Licensed Patent. During the Exclusive term of this Agreement and if Selten is developing Licensed Product, Selten may have the right to institute a suit against any infringer or defend any declaratory judgment action initiated by this third party as provided in Section 14.4 through and including Section 14.8.

14.4     Selten Suit. Selten has the first right to institute suit, and prosecute a suit or defend any declaratory judgment action so long as it conforms with the requirements of this Section and Selten is diligently developing or selling Licensed Product. If Selten decides to institute suit or defend any action, it will notify Stanford in writing and give Stanford the opportunity to jointly initiate suit or defend the action as provided in Section 14.5. If Stanford declines to join, Selten will diligently pursue the suit and Selten will bear the entire cost of the litigation, including expenses and counsel fees incurred by Stanford. Selten will keep Stanford reasonably apprised of all developments in the suit, and will seek Stanford's input and approval on any substantive submissions or positions taken in the litigation regarding the scope, validity and enforceability of the Licensed Patent. Selten will not prosecute, settle or otherwise compromise any such suit in a manner that adversely affects Stanford's interests without Stanford's prior written consent. Stanford may be named as a party only if

(A)      Selten's and Stanford's respective counsel recommend that such action is necessary in their reasonable opinion to achieve standing;

(B)      Stanford is not the first named party in the action; and

(C)      the pleadings and any public statements about the action state that Selten is pursuing the action and that Selten has the right to join Stanford as a party.

14.5    Joint Suit. If Stanford and Selten so agree, they may institute suit or defend the declaratory judgment action jointly. If so, they will:

(A)      prosecute the suit in both their names;

(B)      bear the out-of-pocket costs equally;

(C)      share any recovery or settlement equally; and

(D)      agree how they will exercise control over the action.

14.6    Stanford Suit. If neither Section 14.4 nor 14.5 apply, Stanford may institute and may name Selten as a party for standing purposes. If Stanford decides to institute suit, it will notify Selten in writing. If Selten does not notify Stanford in writing that it desires to

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jointly prosecute the suit within *** days after the date of the notice, Selten will assign and hereby does assign to Stanford all rights, causes of action, and damages resulting from the alleged infringement. Stanford will bear the entire cost of the litigation and will retain the entire amount of any recovery or settlement.

14.7    Recovery. If Selten sues under Section 14.4, then any recovery in excess of any unrecovered litigation costs and fees will be shared with Stanford as follows:

(A)      any payment for past sales will be deemed Net Sales, and Selten will pay Stanford royalties at the rates specified in Section 7.6;

(B)      any payment for future sales will be deemed a payment under a Sublicense, and royalties will be shared as specified in Article 4.6.

(C)      Selten and Stanford will negotiate in good faith appropriate compensation to Stanford for any non-cash settlement or non-cash cross-license.

14.8    Abandonment of Suit. If either Stanford or Selten commences a suit and then wants to abandon the suit, it will give timely notice to the other party. The other party may continue prosecution of the suit after Stanford and Selten agree on the sharing of expenses and any recovery in the suit.

15.     TERMINATION

15.1   Termination by Selten. Selten may terminate this Agreement by giving Stanford written notice at least *** days in advance of the effective date of termination selected by Selten.

15.2   Termination by Stanford.

(A)     Stanford may also terminate this Agreement if Selten:

(1)      is delinquent on any report or payment;

(2)      is not diligently developing and commercializing Licensed Product;

(3)      misses a milestone described in Appendix A;

(4)      is in material breach of any provision; or

(5)      provides any false report.

(B)      Termination under this Section 15.2 will take effect *** days after written notice by Stanford unless Selten remedies the problem in that ***-day period.

15.3   Surviving Provisions.  Surviving any termination or expiration are: (A)   Selten's obligation to pay royalties accrued or accruable;

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(B)      any claim of Selten or Stanford, accrued or to accrue, because of any breach or default by the other party; and

(C)      the provisions of Articles 8, 9, 10, and 19.6 and any other provision that by its nature is intended to survive.

(D)      Upon termination, any Sublicensee who is not then in material breach shall have its Sublicense converted to a direct license from Stanford under the terms and conditions of this Agreement, as further limited and restricted by the terms of the original Sublicense.

16.      ASSIGNMENT/CHANGE OF CONTROL AND NON-ASSIGNABILITY

16.1    Assignment/ Change of Control. Selten may assign this Agreement in connection with a Change of Control, merger, reorganization or sale of that part of Selten's business that exercises all rights granted under this Agreement if there is compliance with Section 16.2.

16.2    Conditions of Assignment. Selten may assign this Agreement pursuant to Section 16.1 upon prior and complete performance of the following conditions:

(A)      Selten must give Stanford *** days prior written notice of the assignment, including the new assignee's contact information; and

(B)      the new assignee must agree in writing to Stanford to be bound by this Agreement; and

(C)      Stanford must have received a $*** fee unless the transaction does not constitute a Change of Control.

16.3    After the Assignment. Upon a permitted assignment of this Agreement pursuant to Article 16, Selten will be released of liability under this Agreement and the term "Selten" in this Agreement will mean the assignee.

16.4    Bankruptcy. In the event of a bankruptcy or insolvency, assignment is permitted only to a party that can provide adequate assurance of future performance, including diligent development and sales of Licensed Product.

16.5    Nonassignability of Agreement. Except in conformity with Sections 16.1 and 16.4, this Agreement is not assignable by Selten under any other circumstances and any attempt to assign this Agreement by Selten is null and void.

17.      DISPUTE RESOLUTION

17.1    Dispute Resolution by Arbitration. Any dispute between the parties regarding any payments made or due under this Agreement will be settled by arbitration in accordance with the JAMS Arbitration Rules and Procedures. The parties are not obligated to settle any other dispute that may arise under this Agreement by arbitration.

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17.2    Request for Arbitration. Either party may request such arbitration. Stanford and Selten will mutually agree in writing on a third party arbitrator within *** days of the arbitration request. The arbitrator's decision will be final and nonappealable and may be entered in any court having jurisdiction.

17.3    Discovery. The parties will be entitled to discovery as if the arbitration were a civil suit in the California Superior Court. The arbitrator may limit the scope, time, and issues involved in discovery.

17.4    Place of Arbitration. The arbitration will be held in Stanford, California unless the parties mutually agree in writing to another place.

17.5    Patent Validity. Any dispute regarding the validity of any Licensed Patent shall be litigated in the courts located in Santa Clara County, California, and the parties agree not to challenge personal jurisdiction in that forum.

17.6    HHMI Rights or Property Not Subject to Arbitration. No dispute affecting the rights or property of IIHMI shall be subject to the arbitration provisions set forth above.

18.     NOTICES

18.1    Legal Action. Selten will provide written notice to Stanford at least three months prior to bringing an action seeking to invalidate any Licensed Patent or a declaration of non-infringement. Selten will include with such written notice an identification of all prior art it believes invalidates any claim of the Licensed Patent.

18.2    All Notices. All notices under this Agreement are deemed fully given when written, addressed, and sent as follows:

All general notices to Selten are mailed or emailed to:

Selten Pharma, Inc. Attn.: CEO

14435C Big Basin Way #246,

Saratoga, CA 95070

nbanait@seltenpharma.com

All financial invoices to Selten (i.e., accounting contact) are e-mailed to:

Narinder S. Banait

nbanait@seltenpharma.com

All progress report invoices to Selten (i.e., technical contact) are e-mailed to:

Narinder S. Banait

nbanait@seltenpharma.com

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All general notices to Stanford are e-mailed or mailed to:

Office of Technology Licensing RE: S11-009

3000 El Camino Real

Building 5, Suite 300

Palo Alto, CA 94306-2100

info@otlmail.stanford.edu

All payments to Stanford are mailed to:

Stanford University

Office of Technology Licensing RE: S11-009

Department #44439

P.O. Box 44000

San Francisco, CA 94144-4439

All progress reports to Stanford are e-mailed or mailed to:

Office of Technology Licensing

3000 El Camino Real

Building 5, Suite 300

Palo Alto, CA 94306-2100

info@otlmail.stanford.edu

Either party may change its address with written notice to the other party.

19.      MISCELLANEOUS

19.1    Waiver. No term of this Agreement can be waived except by the written consent of the party waiving compliance.

19.2    Choice of Law. This Agreement and any dispute arising under it is governed by the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

19.3    Entire Agreement. The parties have read this Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the license and to the subject hereof. This Agreement may not be amended except by writing executed by authorized representatives of both parties. No representations or statements of any kind made by either party, which are not expressly stated herein, will be binding on such party.

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19.4     Exclusive Forum. The state and federal courts having jurisdiction over Stanford, California, United States of America, provide the exclusive forum for any court action between the parties relating to this Agreement. Selten submits to the jurisdiction of such courts, and waives any claim that such a court lacks jurisdiction over Selten or constitutes an inconvenient or improper forum.

19.5     Headings. No headings in this Agreement affect its interpretation.

19.6     Third Party Beneficiary. HHMI is not a party to this Agreement and has no liability to any licensee, or user of anything covered by this Agreement, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of HHMI and are enforceable by HHMI in its own name.

19.7     Force Majeure. Neither party shall be liable for any failure to perform as required by this Agreement to the extent such failure to perform is due to circumstances reasonably beyond such party's control, including, without limitation, acts of God, labor disputes, accidents, failure of any governmental approval, civil disorders, terrorism, failure of utilities, mechanical breakdowns, material shortages, or other such occurrences. The affected party shall notify the other party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.

THIS SPACE IS INTENTIONALLY LEFT BLANK

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19.8     Electronic Copy. The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

The parties execute this Agreement in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Katharine Ku

Name:	Katharine Ku

Title:	Executive Director, Technology Licensing

Date:	October 22, 2015

SELTEN PHARMA, INC.

Signature:	/s/ Narinder S. Banait

Name:	Narinder S. Banait

Title:	General Counsel and Co-CEO

Date:	October 22, 2015

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Appendix A – Milestones

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Appendix B — Sample Reporting Form

Stanford Docket No. S11-009

This report is provided pursuant to the license agreement between Stanford University and (Selten Name)

License Agreement Effective Date:

Name(s) of Licensed Products being reported:

Report Covering Period
Yearly Maintenance Fee	$
Number of Sublicenses Executed
Gross Revenue
U.S. Gross Revenue	$
Non-U.S. Gross Revenue	$
Net Sales
U.S. Net Sales	$
Non-U.S. Net Sales	$
Royalty Calculation
Royalty Subtotal	$
Credit	$
Royalty Due	$

Comments:

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S11-009: XA	FIRST AMENDMENT TO EXCLUSIVE AGREEMENT

THIS FIRST AMENDMENT (the "Amendment") to the Exclusive Agreement dated October 25, 2015 between SELTEN PHARMA, INC., a corporation having a principal place of business at 14435C Big Basin Way #246, Saratoga, CA 95070, ("Selten or Company") and THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY ("Stanford"), an institution of higher education having powers under the laws of the State of California, ("Agreement") is entered into and made effective as of October 25, 2016. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Agreement.

WHEREAS, the parties wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      Exhibit A of the Agreement shall be deleted in its entirety and replaced with Exhibit Al attached hereto.

All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern.

The parties execute this Amendment in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Mona Wan

Name:	Mona Wan

Title:	Associate Director

Date:	October 24, 2016

SELTEN PHARMA, INC.

Signature:	/s/ Narinder S. Banait

Name:	Narinder S. Banait

Title:	Co-CEO and General Counsel

Date:	October 24, 2016

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S11-009: XA	FIRST AMENDMENT TO EXCLUSIVE AGREEMENT

Appendix Al — Milestones

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